                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       Date of Report: January 12, 2001
                                       ----------------




                         Liberty Group Publishing, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                     333-46957               36-4197635
----------------------------         -------------         ------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)         Identification No.)



       3000 Dundee Road, Northbrook, Illinois                      60062
       --------------------------------------                      -----
      (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code (847) 272-2244
                                                            -------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) On November 1, 2000, Registrant, through Liberty Group Illinois Holdings, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Registrant (the "Registrant's Illinois Subsidiary"), purchased from Mid-Illinois Newspapers, Inc., an Illinois corporation (the "Seller") certain assets, including the real property, mastheads, trade names, trademarks, service marks and other marks (and the goodwill associated therewith), subscriber lists, inventory, accounts receivable and equipment of or relating to certain newspapers published, marketed and distributed by Seller in the State of Illinois (the "Newspapers").

         Prior to this transaction, no material relationship existed between Registrant and Seller, or between any affiliates of such entities.

         On November 1, 2000, Registrant paid to Seller $9,000,000 in cash (the "Purchase Price").

         In determining the Purchase Price and for purposes of the closing of the transaction, the parties assumed that the net working capital (that is, accounts receivable, certain prepaid expenses and other deposits and certain other current assets net of current liabilities) of Seller with respect to the business of operating the Newspapers as of November 1, 2000 was zero, subject to a post-closing adjustment, as set forth in that certain Asset Purchase Agreement, dated as of October 31, 2000, by and between Seller and Registrant's Illinois Subsidiary.

         The Purchase Price was funded via Registrant's credit facility, which is led by Citicorp USA, Inc., as administrative agent.

(b) Registrant acquired the purchased assets, constituting substantially all of the assets owned by Seller in its business of publishing, marketing and distributing the Newspapers. Registrant will use these assets for the same purposes as previously used by Seller.

         The foregoing summary of the terms of this transaction is qualified in its entirety by reference to the provisions of that certain Asset Purchase Agreement, dated as of October 31, 2000, by and between Seller and Registrant's Illinois Subsidiary, a copy of which is filed as an exhibit to this Report and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Mid-Illinois Newspapers, Inc. - Pekin Division

         Independent Auditor's Report

         Balance Sheets at April 30, 2000 and 1999

         Statements of Operations for the years ended April 30, 2000 and 1999

         Statements of Stockholders' Equity for the years ended April 30, 2000 and 1999

         Statements of Cash Flows for the years ended April 30, 2000 and 1999

         Summary of Significant Accounting Policies

         Notes to Financial Statements

         Supplemental Information

(b)      Financial Statements of Mid-Illinois Newspapers, Inc. - Pekin Division

         Accountant's Report

         Balance Sheets at October 31, 2000 and 1999 (unaudited)

         Statements of Operations for the six months ended October 31, 2000 and 1999 (unaudited)

         Statements of Stockholders' Equity for the six months ended October 31, 2000 and 1999 (unaudited)

         Statements of Cash Flows for the six months ended October 31, 2000 and 1999 (unaudited)

         Summary of Significant Accounting Policies

         Notes to Financial Statements

         Supplemental Information

(c)      Pro Forma Financial Information

         Pro Forma Consolidated Balance Sheet as of September 30, 2000
         (unaudited)

         Pro Forma Consolidated Statements of Operations for the year ended December 31, 1999 (unaudited) and the nine months ended September 30, 2000 (unaudited)

         Notes to Pro Forma Consolidated Financial Statements

(d) Exhibits (incorporated by reference from exhibits included in the Registrant's Form 8-K filed November 16, 2000)

         2.1 Asset Purchase Agreement, dated as of October 31, 2000, by and between Mid-Illinois Newspapers, Inc. and Liberty Group Illinois Holdings, Inc.

                 MID-ILLINOIS NEWSPAPERS, INC. - PEKIN DIVISION

                                 Pekin, Illinois

                              FINANCIAL STATEMENTS

                             April 30, 2000 and 1999

                 MID-ILLINOIS NEWSPAPERS, INC. - PEKIN DIVISION

                                TABLE OF CONTENTS


                                                                          PAGE

Independent Auditor's Report...........................................     1

Financial Statements

    Statement 1 - Balance Sheets.......................................     2

    Statement 2 - Statements of Operations.............................     3

    Statement 3 - Statements of Stockholders' Equity...................     4

    Statement 4 - Statements of Cash Flows.............................     5

    Summary of Significant Accounting Polices..........................     6

    Notes to Financial Statements......................................     7

Supplemental Information

    Schedule A - Schedules of Operating Costs and Expenses.............     8

                          Independent Auditor's Report

Board of Directors
Mid-Illinois Newspapers, Inc. - Pekin Division
Pekin, Illinois

I have audited the accompanying balance sheets of Mid-Illinois Newspapers, Inc. - Pekin Division as of April 30, 2000 and 1999, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mid-Illinois Newspapers, Inc. - Pekin Division as of April 30, 2000 and 1999, and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as whole. The accompanying supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and in my opinion is fairly stated, in all material respects in relation to the basic financial statements taken as a whole.


/s/ ALLAN P. REUSCH
---------------------------
Certified Public Accountant
December 14, 2000

                                                                     Statement 1

                 Mid-Illinois Newspapers, Inc. - Pekin Division
                                 Balance Sheets
                             April 30, 2000 and 1999

                                     ASSETS

                                                     2000               1999
                                                  ----------         ----------
Current Assets
  Cash and Cash Equivalents (Note 1)              $   15,966         $   24,609
  Accounts Receivable, net of allowance
    for doubtful accounts of $19,000
    and $19,000                                      336,131            335,112
  Inventories                                         40,683             54,849
  Other Assets                                         6,905              7,218
                                                  ----------         ----------
Total Current Assets                                 399,685            421,788
                                                  ----------         ----------
Property, Plant & Equipment,
  at cost (Note 2)                                 3,487,046          3,436,416
  Less Accumulated Deprecation                    (2,305,932)        (2,177,333)
                                                  ----------         ----------
    Net Property, Plant & Equipment                1,181,114          1,259,083
                                                  ----------         ----------
Other Assets
  Goodwill                                           474,667            496,917
                                                  ----------         ----------
Total Assets                                      $2,055,466         $2,177,788
                                                  ==========         ==========

                  LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts Payable                                $   44,237         $   59,251
  Accrued Wages                                       33,489             31,657
  Accrued Vacation                                    27,350             29,215
  Accrued Payroll Taxes                               15,776             29,440
  Subscriptions Paid in Advance                      290,605            258,269
  Due to Affiliates                                1,230,926          1,352,239
  Accrued Income Taxes                                41,723             42,506
                                                  ----------         ----------
Total Current Liabilities                          1,684,106          1,802,577
                                                  ----------         ----------
Stockholders' Equity
  Retained Earnings                                  371,360            375,211
                                                  ----------         ----------
Total Stockholders' Equity                           371,360            375,211
                                                  ----------         ----------
Total Liabilities & Stockholders' Equity          $2,055,466         $2,177,788
                                                  ==========         ==========


These financial statements should be read only in connection with the accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                                                                     Statement 2

                 Mid-Illinois Newspapers, Inc. - Pekin Division
                            Statements of Operations
                       Years Ended April 30, 2000 and 1999



                                             2000              1999
                                         -----------        ----------
Revenues:

  Advertising Sales                      $ 3,111,525        $3,083,028
  Circulation Sales                          831,427           915,916
  Other                                        5,950                --
                                         -----------        ----------
Total Revenues                             3,948,902         3,998,944


Operating Costs and Expenses:
  Operating Costs                          1,781,326         1,857,507
  Selling, General &
    Administrative Expenses                1,356,280         1,342,965
  Depreciation                               218,152           196,319
  Amortization                                22,250            22,250
                                         -----------        ----------
Total Operating Costs and Expenses         3,378,008         3,419,041


    Income From Operations
      Before Income Taxes                    570,894           579,903
                                         -----------        ----------
Federal and State Taxes                     (199,534)         (204,692)
                                         -----------        ----------
Net Income                               $   371,360        $  375,211
                                         ===========        ==========






These financial statements should be read only in connection with the accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                                                                     Statement 3

                 Mid-Illinois Newspapers, Inc. - Pekin Division
                       Statements of Stockholders' Equity
                       Years Ended April 30, 2000 and 1999



                                                                Total
                                      Retained              Stockholders'
                                      Earnings                  Equity
                                     -----------            ------------

Balances at May 1, 1998              $        --             $       --

 Net Income                              375,211                375,211

Balances at April 30, 1999               375,211                375,211

 Net Income                              371,360                371,360

 Distribution to Affiliates             (375,211)              (375,211)
                                     -----------             ----------
Balances at April 30, 2000           $   371,360             $  371,360
                                     ===========             ==========







These financial statements should be read only in connection with the accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                                                                     Statement 4
                 Mid-Illinois Newspapers, Inc. - Pekin Division
                            Statements of Cash Flows
                       Years Ended April 30, 2000 and 1999

                                                         2000           1999
                                                      ----------     ----------
Cash Flows From Operating Activities:
      Net Income                                      $  371,360     $  375,211
  Adjustments to Reconcile Net Income
    Net Cash Provided by Operating
    Activities:
      Depreciation                                       218,152        196,319
      Amortization                                        22,250         22,250
Effects of Changes in Operating Assets
    & Liabilities:
      (Increase) Decrease in Accts Receivable             (1,019)       (49,336)
      (Increase) Decrease in Inventories                  14,166          1,532
      (Increase) Decrease in Other Assets                    313            106
      Increase (Decrease) in Accounts Payable            (15,014)         4,757
      Increase (Decrease) in Accrued Expenses            (14,480)         1,168
      Increase (Decrease) in Subs. Pd. Adv.               32,336         10,333
      Increase (Decrease) in Due to Affil.              (121,313)      (143,509)
                                                      ----------     ----------
    Net Cash Provided by Operating
      Activities                                         506,751        418,831
                                                      ----------     ----------
Cash Flows From Investing Activities:
      Capital Expenditures                              (140,183)       (86,568)
                                                      ----------     ----------
    Net Cash Used in Investing Activities               (140,183)       (86,568)
                                                      ----------     ----------
Cash Flows From Financing Activities:
      Distribution of Earnings                          (375,211)      (335,189)
                                                      ----------     ----------
    Net Cash Used in Financing Activities               (375,211)      (335,189)
                                                      ----------     ----------
Net Increase (Decrease) in
  Cash & Cash Equivalents                                 (8,643)        (2,926)

Cash & Cash Equivalents at Beginning
  of Year                                                 24,609         27,535
                                                      ----------     ----------
Cash & Cash Equivalents at End of Year                $   15,966     $   24,609
                                                      ==========     ==========
Supplemental Disclosures of Cash Flow
  Information

  Cash Paid During Year for:
      Federal and State Income Taxes                  $  200,317     $  203,315
                                                      ==========     ==========



These financial statements should be read only in connection with the accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                 Mid-Illinois Newspapers, Inc. - Pekin Division
                   Summary of Significant Accounting Policies
                             April 30, 2000 and 1999



The Mid-Illinois Newspapers, Inc. - Pekin Division is engaged in the business of publishing, marketing and distributing the "Pekin Daily Times", a daily newspaper in Pekin, Illinois, and "The Review", a weekly total market coverage publication distributed to all non-subscribers to the "Pekin Daily Times", in the Pekin, Illinois area.

Basis of Accounting

The Company presents its financial statements on the accrual basis of accounting in accordance with generally accepted accounting principles.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Inventories

Inventories are stated at the lower of cost (first-in, first-out) or market (net realizable value).

Property and Equipment

Property and equipment is stated at cost. Maintenance and repairs are charged to operations. Depreciation is computed over the estimated useful lives of assets using accelerated and straight-line methods.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due.

Use of Estimates in Preparing Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.




             This information should be read only in connection with
                      the accompanying accountant's report.

                 Mid-Illinois Newspapers, Inc. - Pekin Division
                          Notes to Financial Statements
                             April 30, 2000 and 1999




Note 1 - Cash and Cash Equivalents

         At year ends, the carrying amounts of the Company's deposits were $15,966 and $24,609 and the bank balances were $74,616 and $48,144. Of the bank balances, $74,616 and $48,144 were covered by federal depository insurance.

Note 2 - Property, Plant and Equipment

         A summary of property, plant and equipment at April 30, 2000 and 1999 follows:

                                                       2000             1999
                                                   -----------      -----------

              Land & Improvements                  $   244,578      $   244,578
              Bldg & Leasehold Improvements          2,473,706        2,468,011
              Machinery & Equipment                    736,711          691,776
              Automobiles                               32,051           32,051
                                                   -----------      -----------
                  Sub-Total                          3,487,046        3,436,416
              Accumulated Depreciation              (2,305,932)      (2,177,333)
                                                   -----------      -----------
                  Total                            $ 1,181,114      $ 1,259,083
                                                   ===========      ===========

         Depreciation expense for the year ended April 30, 2000 and 1999 was $218,152 and $196,319.

Note 3 - Subsequent Events

         On October 31, 2000, the Company's stockholders agreed to sell substantially all of the assets. The selling price was $9,000,000. The assets sold did not include cash and cash equivalents on hand or on deposit in bank accounts.







             This information should be read only in connection with
                     the accompanying accountant's report.

                            SUPPLEMENTAL INFORMATION

                                                                      Schedule A



                  Mid-Illinois Newspapers, Inc. - Pekin Division
                    Schedules of Operating Costs and Expenses
                      Years Ended April 30, 2000 and 1999


                                                       2000          1999
                                                    ----------   ----------
Operating Costs:
Salaries & Wages                                    $  840,695   $  824,457
Payroll Taxes                                           72,477       71,340
Newsprint Consumed                                     319,355      411,741
Other Departmental Expenses:
  Editorial                                            132,597      134,520
  Photo                                                 26,802       30,232
  Composing                                             98,336       81,369
  Press                                                 32,899       47,968
  Ink                                                   20,417       26,573
  Wire Service                                          56,609       57,472
  Features                                              25,011       23,786
  Circulation                                          135,917      133,024
  Mailroom                                              20,211       15,025
                                                    ----------   ----------
Total Operating Costs                                1,781,326    1,857,507

Selling, General & Administrative Expenses:
Salaries & Wages                                       634,208      621,959
Payroll Taxes                                           54,675       53,818
Other Taxes                                                 88          452
Property Taxes                                           7,253        7,964
Maintenance                                             40,148       40,525
Utilities                                               37,081       33,636
Repairs                                                    799       12,371
Administrative & Other:
  Office                                                49,975       53,873
  Dues & Donations                                       6,707        8,184
  Telephone                                             20,261       19,533
  Legal                                                  --             562
  Administration                                        81,432       53,026
  Insurance                                             16,805       16,125
Other Departmental Expenses:
  Retail                                                39,858       38,527
  TMC                                                  127,714      149,860
  Group - Other                                         10,788        7,767
  Other - Dept.                                          5,220        9,283
Pension & Group Insurance                              223,268      215,500
                                                    ----------   ----------
Total Selling, General & Administrative              1,356,280    1,342,965


Depreciation                                           218,152      196,319
Amortization                                            22,250       22,250
                                                    ----------   ----------


Total Operating Costs and
         Expenses (Statement 2)                     $3,378,008   $3,419,041
                                                    ==========   ==========


This information should be read only in connection with the accompanying accountant's report.

                 MID-ILLINOIS NEWSPAPERS, INC. - PEKIN DIVISION

                                 Pekin, Illinois

                              FINANCIAL STATEMENTS

                   Six Months Ended October 31, 2000 and 1999

                 MID-ILLINOIS NEWSPAPERS, INC. - PEKIN DIVISION

                                TABLE OF CONTENTS



                                                                        PAGE
                                                                        ----
Accountant's Report ..................................................   1

Financial Statements

         Statement 1 - Balance Sheets ................................   2

         Statement 2 - Statements of Operations ......................   3

         Statement 3 - Statements of Stockholders' Equity ............   4

         Statement 4 - Statements of Cash Flows ......................   5

         Summary of Significant Accounting Polices ...................   6

         Notes to Financial Statements ...............................   7

Supplemental Information

         Schedule A - Schedules of Operating Costs and Expenses ......   8

                               Accountant's Report




Board of Directors
Mid-Illinois Newspapers, Inc. - Pekin Division
Pekin, Illinois



I have compiled the accompanying balance sheets of Mid-Illinois Newspapers, Inc.
- Pekin Division as of October 31, 2000 and 1999, and the related statements of operations, stockholders' equity, and cash flows for the six months then ended, and the accompanying supplementary information contained in Schedule A, which is presented only for supplementary analysis purposes, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements and supplementary schedule information that is the representation of management. I have not audited or reviewed the accompanying financial statements and supplementary schedule and, accordingly, do not express an opinion or any other form of assurance on them.




/s/ ALLAN P. REUSCH
--------------------------------
Certified Public Accountant
December 14, 2000

                                                                     Statement 1


                  Mid-Illinois Newspapers, Inc. - Pekin Division
                                 Balance Sheets
                            October 31, 2000 and 1999

                      (See Accountants' Compilation Report)
                                     ASSETS


                                                            2000           1999
                                                         -----------    -----------
Current Assets
  Cash and Cash Equivalents (Note 1)                     $    10,684    $    18,312
  Accounts Receivable, net of allowance
    for doubtful accounts of $20,000
    and $21,000                                              355,981        381,447
  Inventories                                                 91,890         45,998
  Other Assets                                                22,456          6,006
                                                         -----------    -----------
Total Current Assets                                         481,011        451,763
                                                         -----------    -----------
Property, Plant & Equipment,
  at cost (Note 2)                                         3,528,703      3,446,556
  Less Accumulated Deprecation                            (2,388,438)    (2,186,779)
                                                         -----------    -----------
    Net Property, Plant & Equipment                        1,140,265      1,259,777
                                                         -----------    -----------
Other Assets
  Goodwill                                                   463,542        485,792
                                                         -----------    -----------
Total Assets                                             $ 2,084,818    $ 2,197,332
                                                         ===========    ===========

                  LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts Payable                                       $   108,360    $    78,753
  Accrued Wages                                                 --           34,817
  Accrued Vacation                                              --            8,006
  Accrued Payroll Taxes                                       25,295         15,975
  Subscriptions Paid in Advance                              246,567        239,497
  Due to Affiliates                                        1,520,958      1,526,919
  Accrued Income Taxes                                          --           50,022
                                                         -----------    -----------
Total Current Liabilities                                  1,901,180      1,953,989
                                                         -----------    -----------

Stockholders' Equity
  Retained Earnings                                          183,638        243,343
                                                         -----------    -----------
Total Stockholders' Equity                                   183,638        243,343
                                                         -----------    -----------
Total Liabilities & Stockholders' Equity                 $ 2,084,818    $ 2,197,332
                                                         ===========    ===========



See accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                                                                     Statement 2


                  Mid-Illinois Newspapers, Inc. - Pekin Division
                            Statements of Operations
                   Six Months Ended October 31, 2000 and 1999


                      (See Accountants' Compilation Report)


                                        2000           1999
                                     -----------    -----------
Revenues:
  Advertising Sales                  $ 1,521,708    $ 1,629,304
  Circulation Sales                      454,565        423,461
  Other                                     --            3,552
                                     -----------    -----------
Total Revenues                         1,976,273      2,056,317

Operating Costs and Expenses:
  Operating Costs                        887,363        901,428
  Selling, General &
    Administrative Expenses              687,461        685,142
  Depreciation                           129,708         99,000
  Amortization                            11,125         11,125
                                     -----------    -----------
Total Operating Costs and Expenses     1,715,657      1,696,695

    Income From Operations
      Before Income Taxes                260,616        359,622
                                     -----------    -----------

Federal and State Taxes                  (76,978)      (116,279)
                                     -----------    -----------

Net Income                           $   183,638    $   243,343
                                     ===========    ===========



See accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                                                                     Statement 3


                  Mid-Illinois Newspapers, Inc. - Pekin Division
                       Statements of Stockholders' Equity
                   Six Months Ended October 31, 2000 and 1999


                      (See Accountants' Compilation Report)


                                                              Total
                                               Retained    Stockholders'
                                               Earnings       Equity
                                               ---------   -------------
Balances at May 1, 1999                        $      --    $      --

 Net Income                                      243,343      243,343
                                               ---------    ---------
Balances at October 31, 1999                   $ 243,343    $ 243,343
                                               =========    =========



Balances at May 1, 2000                         $ 371,360      371,360

 Net Income                                      183,638      183,638

 Distributions to Affiliates                    (371,360)    (371,360)
                                               ---------    ---------
Balances at October 31, 2000                   $ 183,638    $ 183,638
                                               =========    =========


See accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                                                                     Statement 4


                  Mid-Illinois Newspapers, Inc. - Pekin Division
                            Statements of Cash Flows
                   Six Months Ended October 31, 2000 and 1999

                      (See Accountants' Compilation Report)


                                                           2000         1999
                                                        ---------    ---------
Cash Flows From Operating Activities:
      Net Income                                        $ 183,638    $ 243,343
  Adjustments to Reconcile Net Income
    Net Cash Provided by Operating
    Activities:
      Depreciation                                        129,708       99,000
      Amortization                                         11,125       11,125
Effects of Changes in Operating Assets & Liabilities:
      (Increase) Decrease in Accts Receivable             (19,850)     (46,335)
      (Increase) Decrease in Inventories                  (51,207)       8,851
      (Increase) Decrease in Other Assets                 (15,551)       1,212
      Increase (Decrease) in Accounts Payable              64,123       19,502
      Increase (Decrease) in Accrued Expenses             (93,043)     (23,998)
      Increase (Decrease) in Subs. Pd. Adv.               (44,038)     (18,772)
      Increase (Decrease) in Due to Affil.                290,032      174,680
                                                        ---------    ---------
    Net Cash Provided by Operating Activities             454,937      468,608
                                                        ---------    ---------

Cash Flows From Investing Activities:
      Capital Expenditures                                (88,859)     (99,694)
                                                        ---------    ---------

    Net Cash Used in Investing Activities                 (88,859)     (99,694)
                                                        ---------    ---------

Cash Flows From Financing Activities:
      Distribution of Earnings                           (371,360)    (375,211)
                                                        ---------    ---------

    Net Cash Used in Financing Activities                (371,360)    (375,211)
                                                        ---------    ---------

Net Increase (Decrease) in
  Cash & Cash Equivalents                                  (5,282)      (6,297)
Cash & Cash Equivalents at May 1,                          15,966       24,609
                                                        ---------    ---------
Cash & Cash Equivalents at October 31,                  $  10,684    $  18,312
                                                        =========    =========

Supplemental Disclosures of Cash Flow
  Information

  Cash Paid During Year for:
      Federal and State Income Taxes                    $ 118,701    $ 108,763
                                                        =========    =========



See accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                 Mid-Illinois Newspapers, Inc. - Pekin Division
                   Summary of Significant Accounting Policies
                           October 31, 2000 and 1999



     The Mid-Illinois Newspapers, Inc. - Pekin Division is engaged in the business of publishing, marketing and distributing the "Pekin Daily Times", a daily newspaper in Pekin, Illinois, and "The Review", a weekly total market coverage publication distributed to all non-subscribers to the "Pekin Daily Times", in the Pekin, Illinois area.

Basis of Accounting

     The Company presents its financial statements on the accrual basis of accounting in accordance with generally accepted accounting principles.

Cash and Cash Equivalents

     For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market (net realizable value).

Property and Equipment

     Property and equipment is stated at cost. Maintenance and repairs are charged to operations. Depreciation is computed over the estimated useful lives of assets using accelerated and straight-line methods.

Income Taxes

     Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due.

Use of Estimates in Preparing Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.



             This information should be read only in connection with
                     the accompanying accountant's report.

                  Mid-Illinois Newspapers, Inc. - Pekin Division
                          Notes to Financial Statements
                            October 31, 2000 and 1999


Note 1 - Cash and Cash Equivalents


         At year ends, the carrying amounts of the Company's deposits were $10,684 and $18,312. Of the balances, $10,684 and $18,312 were covered by federal depository insurance.



Note 2 - Property, Plant and Equipment

         A summary of property, plant and equipment at October 31, 2000 and 1999 follows:



                                                   2000           1999
                                               -----------    -----------

               Land & Improvements             $   244,578    $   244,578
               Bldg & Leasehold Improvements     2,473,706      2,468,012
               Machinery & Equipment               778,368        701,915
               Automobiles                          32,051         32,051
                                               -----------    -----------
                   Sub-Total                     3,528,703      3,446,556
               Accumulated Depreciation         (2,388,438)    (2,186,779)
                                               -----------    -----------
                   Total                       $ 1,140,265    $ 1,259,777
                                               ===========    ===========

         Depreciation expense for the six months ended October 31, 2000 and 1999 was $129,708 and $99,000.



Note 3 - Subsequent Events

         On October 31, 2000, the Company's stockholders agreed to sell substantially all of the assets. The selling price was $9,000,000. The assets sold did not include cash and cash equivalents on hand or on deposit in bank accounts.




             This information should be read only in connection with
                     the accompanying accountant's report.

                            SUPPLEMENTAL INFORMATION

                                                                      Schedule A

                 Mid-Illinois Newspapers, Inc. - Pekin Division
                    Schedules of Operating Costs and Expenses
                   Six Months Ended October 31, 2000 and 1999

                     (See Accountant's Compilation Report)


                                                      2000              1999
                                                   ----------        ----------
Operating Costs:
Salaries & Wages                                   $  434,537        $  415,258
Payroll Taxes                                          34,466            35,220
Newsprint Consumed                                    165,527           170,362
Other Departmental Expenses:
  Editorial                                            65,570            67,464
  Photo                                                 8,026            13,079
  Composing                                            38,074            47,267
  Press                                                13,382            16,744
  Ink                                                  10,854            13,642
  Wire Service                                         28,708            28,138
  Features                                             13,517            12,797
  Circulation                                          62,992            74,600
  Mailroom                                             11,710             6,857
                                                   ----------        ----------
Total Operating Costs                                 887,363           901,428

Selling, General & Administrative Expenses:
Salaries & Wages                                      327,809           313,264
Payroll Taxes                                          26,001            26,569
Other Taxes                                                 8                17
Property Taxes                                          7,340             7,297
Maintenance                                            10,663            22,287
Utilities                                              17,998            17,929
Repairs                                                   744             3,333
Administrative & Other:
  Office                                               23,784            28,265
  Dues & Donations                                      7,200             6,377
  Telephone                                             9,887            10,239
  Administration                                       48,750            41,035
  Insurance                                             3,760             3,503
Other Departmental Expenses:
  Retail                                               22,658            17,982
  TMC                                                  65,167            72,637
  Group - Other                                         3,451             2,539
Pension & Group Insurance                             112,241           111,869
                                                   ----------        ----------
Total Selling, General & Administrative               687,461           685,142

Depreciation                                          129,708            99,000
Amortization                                           11,125            11,125
                                                   ----------        ----------
Total Operating Costs and
         Expenses (Statement 2)                    $1,715,657        $1,696,695
                                                   ==========        ==========


This information should be read only in connection with the accompanying accountant's report.

                             PRO FORMA CONSOLIDATED
                       FINANCIAL STATEMENTS (UNAUDITED) OF
      LIBERTY GROUP PUBLISHING, INC. AND SUBSIDIARIES AND ACQUIRED BUSINESS


       The following unaudited pro forma consolidated balance sheet as of September 30, 2000 and the pro forma consolidated statements of operations for the year ended December 31, 1999 and nine months ended September 30, 2000 give effect to the Company's acquisition of the Mid-Illinois Newspapers. The pro forma information is based on the respective historical financial statements of Liberty Group Publishing, Inc. and subsidiaries and the Mid-Illinois Newspapers giving effect to the acquisition under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the pro forma consolidated financial statements. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1999 and the nine months ended September 30, 2000 reflect adjustments as if the acquisition had occurred on January 1, 1999. The unaudited pro forma balance sheet as of September 30, 2000 gives effect to the acquisition as if it had occurred on September 30, 2000. See "Acquisition or Disposition of Assets".

       The pro forma consolidated financial statements have been prepared by the management of Liberty Group Publishing, Inc. and subsidiaries based upon the audited financial statements of Liberty Group Publishing, Inc. and subsidiaries and the unaudited financial statements of the Mid-Illinois Newspapers for the year ended December 31, 1999 and the unaudited financial statements of these entities for the nine months ended September 30, 2000. The financial effects of the acquisition as presented in the pro forma financial statements are not necessarily indicative of either financial position or results of operations that would have been obtained had the acquisition actually occurred on the dates set forth above, nor are they necessarily indicative of the results of future operations. The pro forma consolidated financial statements should be read in conjunction with the notes thereto, which are an integral part thereof, with the consolidated financial statements of Liberty Group Publishing, Inc. and subsidiaries and notes thereto, and with the financial statements of the Mid-Illinois Newspapers and notes thereto included elsewhere in this Form 8-K/A.

                 LIBERTY GROUP PUBLISHING INC. AND SUBSIDIARIES

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
                             (DOLLARS IN THOUSANDS)


                                   LIBERTY GROUP
                                  PUBLISHING, INC.   MID-ILLINOIS      PRO FORMA    PRO FORMA
                                   CONSOLIDATED       NEWSPAPERS      ADJUSTMENTS      (A)
                                 ------------------------------------------------------------
                        ASSETS
Current assets:
 Cash and cash equivalents        $         1,993             11         (11)(b)       1,993
 Accounts receivable, net                  21,996            374          --          22,370
 Inventories                                3,014             47          --           3,061
 Prepaid expenses                           1,315             --          --           1,315
 Other current assets                         179              7          --             186
                                 ------------------------------------------------------------
   Total current assets                    28,497            439         (11)         28,925

Property, plant and
  equipment, net                           54,681          1,162          --          55,843
Intangible assets, net                    461,633            465        (465)(b)
                                                                       7,897 (a)     469,530

Deferred financing costs, net              12,167             --          --          12,167
Other assets                                  456             --          --             456
                                 -------------------------------------------------------------
      Total assets                $       557,434          2,066       7,421         566,921
                                 =============================================================

              LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Borrowings under revolving
   credit facility                $        46,000             --       9,100 (h)      55,110
 Current portion of long-term
   liabilities                                456             --          --             456
 Accounts payable                           3,346             45          --           3,391
 Accrued expenses                          13,435             93          --          13,528
 Deferred revenue                           8,861            249          --           9,110
 Due to Affiliates                             --          1,477      (1,477)(b)          --
                                 -------------------------------------------------------------
   Total current liabilities               72,098          1,864       7,633          81,595

Term loan B                                99,500             --          --          99,500
Senior subordinated notes                 180,000             --          --         180,000
Senior discount debentures                 68,378             --          --          68,378
Long-term liabilities, less
  current portion                           1,730             --          --           1,730
Deferred income taxes                      21,802             --          --          21,802
                                 -------------------------------------------------------------
   Total liabilities                      443,508          1,864       7,633         453,005

Senior mandatory redeemable
  preferred stock                          66,307             --          --          66,307
Junior mandatory redeemable
  preferred stock                          87,149             --          --          87,149
                                 -------------------------------------------------------------
Total mandatory redeemable
  preferred stock                         153,456             --          --         153,456

Stockholders' equity
   Common stock                                22             --          --              22
   Additional paid-in-capital              16,015             --          --          16,015
   Notes receivable                          (775)            --          --            (775)
   Retained earnings
   (accumulated deficit)                  (54,761)           202        (202)(c)     (54,761)
   Treasury stock                             (31)            --          --             (31)
                                 -------------------------------------------------------------
   Total stockholders'
     equity                               (39,530)           202        (202)        (39,530)
                                 -------------------------------------------------------------
   Total liabilities and
     stockholders' equity         $       557,434          2,066       7,421         566,921
                                 =============================================================

     See accompanying notes to pro forma consolidated financial statements.

                 LIBERTY GROUP PUBLISHING, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                             (DOLLARS IN THOUSANDS)

                                       LIBERTY GROUP
                                      PUBLISHING, INC.     MID-ILLINOIS    PRO FORMA    PRO FORMA
                                       CONSOLIDATED         NEWSPAPERS    ADJUSTMENTS      (A)
         DESCRIPTION                  ------------------------------------------------------------
REVENUES:
   Advertising                        $  120,573                3,138          -         123,711
   Circulation                            27,543                  888          -          28,431
   Job printing and other                 13,239                   -           -          13,239
                                      ------------------------------------------------------------
Total revenues                           161,355                4,026          -         165,381

OPERATING COSTS AND EXPENSES:
   Operating costs                        68,351                1,828          -          70,179
   Selling, general and
     administrative                       51,522                1,373          -          52,895
   Depreciation and                                                          (22)(d)
     amortization                         16,657                  233        202 (e)      17,070
                                      ------------------------------------------------------------
Income from operations                    24,825                  592       (180)         25,237

OTHER INCOME (EXPENSE):
Interest expense                         (32,313)                  -        (865)(f)     (33,178)

Net gain on exchange and
  disposition of properties                6,197                   -           -          (6,197)
                                      ------------------------------------------------------------
Total other income (expense)             (26,116)                  -        (865)        (26,981)

Income (loss) before income
  taxes and extraordinary item            (1,291)                 592     (1,045)         (1,744)
Income tax expense                           295                  221       (221)(g)         295
                                      ------------------------------------------------------------
Income (loss) before
  extraordinary item                      (1,586)                 371       (824)         (2,039)
Extraordinary gain on
  insurance proceeds                         485                   -           -             485
                                      ------------------------------------------------------------
Net income (loss)                     $   (1,101)                 371       (824)         (1,554)
                                      ============================================================

     See accompanying notes to pro forma consolidated financial statements.

                 LIBERTY GROUP PUBLISHING, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         NINE MONTHS ENDED SEPTEMBER 30, 2000
                             (DOLLARS IN THOUSANDS)



                                LIBERTY GROUP
                               PUBLISHING, INC.    MID-ILLINOIS      PRO FORMA       PRO FORMA
         DESCRIPTION            CONSOLIDATED        NEWSPAPERS      ADJUSTMENTS        (A)
                               ---------------------------------------------------------------
REVENUES:
   Advertising                 $ 108,574               2,236              -           110,810
   Circulation                    23,671                 631              -            24,302
   Job printing and other          9,441                   6              -             9,447
                               ---------------------------------------------------------------
Total revenues                   141,686               2,873              -           144,559

OPERATING COSTS AND EXPENSES:
   Operating costs                59,989               1,350              -            61,339
   Selling, general and
     administrative               46,915               1,017              -            47,932
   Depreciation and                                                     (17)(d)
     amortization                 14,559                 175            151 (e)        14,868
                               ---------------------------------------------------------------
Income (loss) from operations     20,223                 331           (134)           20,420

OTHER INCOME (EXPENSE):
Interest expense                 (29,489)                  -           (649)(f)       (30,138)
                               ---------------------------------------------------------------
Total other income (expense)     (29,489)                  -           (649)          (30,138)

Income (loss) before
  income taxes                    (9,266)                331           (783)           (9,718)
Income tax expense
  (benefit)                          273                 129           (129)(g)           273
                               ---------------------------------------------------------------
Net income (loss)              $  (9,539)                202           (654)           (9,991)
                               ===============================================================

       See accompanying notes to pro forma consolidated financial statements.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Pro Forma Consolidated Financial Statements

      The unaudited pro forma consolidated financial statements combine the unaudited consolidated balance sheets of the Company and the Mid-Illinois Newspapers as of September 30, 2000 and the unaudited consolidated statements of operations of the Company and the Mid-Illinois Newspapers for the year ended December 31, 1999 and the nine months ended September 30, 2000.

Note 2 - Pro Forma Adjustments

(a) Represents recording of excess purchase price of acquisition over fair value of net assets acquired, as follows:

     Purchase price                               $   9,000
     Acquisition fees and expenses                      100
     ---------------------------------------------------------
          Total purchase price                    $   9,100
     Tangible net assets acquired                    (1,203)
                                                  ---------
          Excess purchase price                   $   7,897
     ---------------------------------------------------------

     The excess purchase price of the acquisition has been allocated to intangible assets. Subject to the completion of management's final valuation of these allocated amounts, the specific intangible assets and estimated fair values to which the excess purchase price will be allocated include: mastheads for $395, advertising lists for $3,159, subscriber lists for $790 and the remainder representing goodwill. In the opinion of management, completion of the final valuation will not materially impact the unaudited pro forma consolidated balance sheet.


(b) Represents the elimination of the historical assets and liabilities of the Mid-Illinois Newspapers that were not included as part of the purchase agreement between the Registrant and the Mid-Illinois Newspapers.

(c) Represents the elimination of the retained earnings of the Mid-Illinois Newspapers that would not be recorded by the Registrant as part of the acquisition.

(d) Represents the elimination of the historical amortization expense of the Mid-Illinois Newspapers that would not have been recorded by the Registrant. See note (e) for the additional amortization expense that would have been incurred by the Registrant.

(e) Represents the adjustment necessary to amortize the additional $7,897 of intangible assets (calculated in note (a)) over their estimated useful lives, presently estimated for mastheads, advertising lists, and goodwill over 40 years, and subscriber lists over 33 years.

(f) Represents the adjustment necessary to reflect the additional interest expense that the Registrant would have incurred during the year ended December 31, 1999 and the nine months ended September 30, 2000 had the Registrant financed the purchase of the Mid-Illinois Newspapers with its revolving credit facility on January 1, 1999.

(g) Represents the elimination of the Mid-Illinois Newspapers income tax expense that would not have been recorded by the Registrant had the purchase occurred on January 1, 1999.

(h) Represents the adjustment necessary to reflect the additional borrowings that the Registrant would incur under its revolving credit facility to fund the purchase of the Mid-Illinois Newspapers.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 12, 2001           Liberty Group Publishing, Inc.


                                    By /s/ Kevin O'Shea
                                       -----------------------------------------
                                       Kevin O'Shea,
                                       Executive Vice President,
                                       Chief Financial Officer and Secretary